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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)               NOVEMBER 1, 2005
                                                               ----------------


                              PACIFIC ETHANOL, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                      000-21467                 41-2170618
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


 5711 N. WEST AVENUE, FRESNO, CALIFORNIA                                   93711
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (559) 435-1771
                                                    --------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         LOAN REVISION/EXTENSION AGREEMENT DATED OCTOBER 4, 2005 AND EFFECTIVE AS OF JUNE 20, 2005 BETWEEN KINERGY MARKETING, LLC AND COMERICA BANK

         On November 1, 2005, Kinergy Marketing, LLC ("Kinergy"), a wholly-owned subsidiary of Pacific Ethanol, Inc. (the "Company"), executed a Loan Revision/Extension Agreement dated October 4, 2005 (the "Agreement") with Comerica Bank ("Comerica"). The Agreement is effective as of June 20, 2005 and relates to a Master Revolving Note (the "Note") dated September 24, 2004 in the amount of $2 million, as further described below. Under the Agreement, the maturity date of the Note was extended from October 5, 2005 to October 5, 2006. As of the execution date of the Agreement, no amounts were owed to Comerica under the Note.

         LETTER AGREEMENT DATED OCTOBER 4, 2005 BETWEEN KINERGY MARKETING, LLC AND COMERICA BANK

         On November 1, 2005, Kinergy executed a Letter Agreement dated October 4, 2005 (the "Letter Agreement") with Comerica concerning the Agreement and the Note. The Letter Agreement provides for the provision by Kinergy of certain financial documents and includes certain financial covenants and limitations. Kinergy is obligated to provide to Comerica annual audited financial statements and quarterly financial statements as well as quarterly accounts receivable and accounts payable ageing reports. Kinergy has covenanted to Comerica to, on a quarterly basis, maintain a quick ratio of 0.90:1.00, maintain a debt-to-tangible effective net worth ratio of not more than 1.75:1.00, generate minimum net income of at least $100,000 and maintain working capital of not less than $1.0 million. In addition, Kinergy has covenanted to not, without Comerica's prior written consent, among other things, change its name, business structure, liquidate, merge or consolidate with or into any other business organization.

         GUARANTY DATED OCTOBER 4, 2005 BY PACIFIC ETHANOL, INC. IN FAVOR OF COMERICA BANK

         On November 1, 2005, the Company executed a Guaranty dated October 4, 2005 (the "Guaranty") in favor of Comerica. The Guaranty relates to the Agreement and the Note described above and any other obligations of Kinergy to Comerica. Under the Guaranty, the Company guarantees payment and performance of all indebtedness and obligations of Kinergy to Comerica. The Company may terminate the Guaranty, upon written notice to Comerica, but not less than five business days following receipt of the written acknowledgement by Comerica of its receipt of such notice. Any obligations of the Company under the Guaranty arising on or prior to the date of termination shall continue notwithstanding such termination.

         MASTER REVOLVING NOTE DATED SEPTEMBER 24, 2004 OF KINERGY MARKETING, LLC IN FAVOR OF COMERICA BANK

         The Master Revolving Note dated September 24, 2004 was executed by Kinergy in favor of Comerica. The Note has a maximum principal amount of $2 million and initially matured on October 5, 2005. Under the Agreement, as described above, the maturity date of the Note was extended to October 5, 2006. Principal amounts outstanding under the Note accrue interest, on a per annum basis, at the Prime Rate of interest plus 1.0%. Comerica's "base rate"


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of interest is a certain annual rate of interest so designated by Comerica and which is changed by Comerica from time to time. As of the filing of this report, Comerica's "base rate" of interest is the Prime Rate of interest. Upon the occurrence of an event of default, an additional 3.0% is added to the interest rate then-applicable under the Note. The Note sets forth customary events of default and remedies, including, the right of Comerica to demand all amounts owed immediately due and payable by Kinergy. An addendum (the "Addendum") to the Note provides that Comerica may issue letters of credit under the Note for the account of Kinergy, but that all outstanding principal plus the sum of the amounts of all outstanding letters of credit shall not exceed the $2 million maximum principal amount under the Note.

         SECURITY AGREEMENT DATED AS OF SEPTEMBER 24, 2004 EXECUTED BY KINERGY MARKETING, LLC IN FAVOR OF COMERICA BANK

         A Security Agreement dated as of September 24, 2004 (the "Security Agreement") was executed by Kinergy in favor of Comerica in connection with Kinergy's indebtedness and obligations under the Note and other agreements with Comerica. The Security Agreement grants a continuing security interest and lien to Comerica in certain collateral comprising essentially all of Kinergy's assets. Kinergy is obligated to keep the collateral free of all liens, claims and encumbrances other than those in favor of Comerica. Under the Security Agreement, Comerica may require Kinergy to establish a "lock box" and instruct all of Kinergy's account debtors to remit all payments to Kinergy to the "lock box" and may also require Kinergy to establish a non-interest bearing deposit account, which shall operate as a cash collateral account, to which Comerica has exclusive access and control and into which Kinergy shall direct all of its account debtors to remit payment. The Security Agreement sets forth customary events of default and remedies, including, the right of Comerica to demand all amounts owed immediately due and payable by Kinergy in the event of a default.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.
                  --------------------------------------------

                  None.

         (b)      Pro Forma Financial Information.
                  --------------------------------

                  None.


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         (c)      Exhibits.
                  ---------

                  Number            Description

                  10.1 Master Revolving Note dated September 24, 2004 of Kinergy Marketing, LLC in favor of Comerica Bank

                  10.2 Loan Revision/Extension Agreement dated October 4, 2005 and effective as of June 20, 2005 between Kinergy Marketing, LLC and Comerica Bank

                  10.3 Letter Agreement dated as of October 4, 2005 between Kinergy Marketing, LLC and Comerica Bank

                  10.4 Guaranty dated October 4, 2005 by Pacific Ethanol, Inc. in favor of Comerica Bank


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 7, 2005                    PACIFIC ETHANOL, INC.


                                           By:  /S/ RYAN W. TURNER
                                               -----------------------
                                               Ryan W. Turner
                                               Chief Operating Officer


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                         EXHIBITS FILED WITH THIS REPORT

         Number            Description

         10.1 Master Revolving Note dated September 24, 2004 of Kinergy Marketing, LLC in favor of Comerica Bank

         10.2 Loan Revision/Extension Agreement dated October 4, 2005 and effective as of June 20, 2005 between Kinergy Marketing, LLC and Comerica Bank

         10.3 Letter Agreement dated as of October 4, 2005 between Kinergy Marketing, LLC and Comerica Bank

         10.4 Guaranty dated October 4, 2005 by Pacific Ethanol, Inc. in favor of Comerica Bank


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